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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-69441) of Kulicke and Soffa Industries, Inc. of our report dated June 21, 2002 relating to the financial statements and financial statement schedule of Kulicke and Soffa Industries Inc. Incentive Savings Plan, which appears in this Form 11-K.



   PRICEWATERHOUSECOOPERS LLP

   Philadelphia, Pennsylvania
   June 28, 2002


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